Exhibit 99.1

CASE NAME: Acceptance Insurance Companies Inc.
CASE NO: 05-80059	Form OPR-1A

	9/30/05	10/31/05	11/30/05	12/31/05	1/31/06	2/28/06
CURRENT ASSETS:
Cash (Attach Recons. & Bk Stmts.)	2,561	1,269	3,008	2,144	5,931	1,713
Marketable securities	2,564,950	2,512,428	2,508,482	2,434,890	2,370,716	2,534,261
Prepaid expense & deposits	60,000	60,000	60,000	60,000	60,000	60,000

TOTAL CURRENT ASSETS	2,627,511	2,573,697	2,571,490	2,497,034	2,436,647	2,595,974

OTHER ASSETS:
Note receivable from AIC	20,000,000	20,000,000	20,000,000	20,000,000	20,000,000	20,000,000
Valuation allowance	(20,000,000)	(20,000,000)	(20,000,000)	(20,000,000)	(20,000,000)	(20,000,000)
Investment in AIC	9,066,599	8,766,190	8,766,190	8,766,190	8,766,190	7,959,006
Contingent claims	21,500,000	21,500,000	21,500,000	21,500,000	21,500,000	21,500,000

TOTAL OTHER ASSETS	30,566,599	30,266,190	30,266,190	30,266,190	30,266,190	29,459,006

TOTAL ASSETS	33,194,110	32,839,887	32,837,680	32,763,224	32,702,837	32,054,980

I CERTIFY UNDER PENALTY OF PERJURY THAT THIS 5 PAGE OPERATING REPORT IS TRUE AND CORRECT.

Date Submitted March 9, 2006	Signed	/s/ Gary N. Thompson	Printed Name of Signatory	Gary N. Thompson

CASE NAME: Acceptance Insurance Companies Inc.
CASE NO: 05-80059	Form OPR-1B

	9/30/05	10/31/05	11/30/05	12/31/05	1/31/06	2/28/06
LIABILITIES:
Post-Petition debt (Sched. C)	24,143	32,270	71,981	90,288	43,722	35,861

Pre-Petition Debt:
Litigation claims	22,000,000	22,000,000	22,000,000	22,000,000	22,000,000	22,000,000
Unsecured liabilities	46,054	46,054	46,054	46,054	46,054	46,054
Unsecured debt	116,110,260	116,110,260	116,110,260	116,110,260	116,110,260	116,110,260

TOTAL LIABILITIES	138,180,457	138,188,584	138,228,295	138,246,602	138,200,036	138,192,175

SHAREHOLDERS EQUITY:
Preferred stock	0	0	0	0	0	0
Common stock	6,274,000	6,274,000	6,274,000	6,274,000	6,274,000	6,274,000
Paid-in capital	199,660,000	199,660,000	199,660,000	199,660,000	199,660,000	199,660,000
Treasury stock	(29,969,000)	(29,969,000)	(29,969,000)	(29,969,000)	(29,969,000)	(29,969,000)
Retained earnings:
As of filing date	(281,005,796)	(281,005,796)	(281,005,796)	(281,005,796)	(281,005,796)	(281,005,796)
After filing date	54,449	(307,901)	(349,819)	(442,582)	(456,403)	(1,096,399)

TOTAL SHAREHOLDERS EQUITY	(104,986,347)	(105,348,697)	(105,390,615)	(105,483,378)	(105,497,199)	(106,137,195)

TOTAL LIABILITIES AND SHAREHOLDER EQUITY	33,194,110	32,839,887	32,837,680	32,763,224	32,702,837	32,054,980

CASE NAME: Acceptance Insurance Companies Inc.
CASE NO: 05-80059	Form OPR-2
STATEMENT OF INCOME

	9/30/05	10/31/05	11/30/05	12/31/05	1/31/06	2/28/06
REVENUE:
Net investment income	8,751	7,539	8,373	8,036	8,792	9,105
Net realized gain	0	0	0	0	3,887	0
Other	0	0	0	0	0	0

OPERATING EXPENSES:
Salaries and benefits	(6,977)	(6,977)	(6,977)	(6,958)	(7,605)	(7,605)
Board fees and expenses	(104)	0	0	0	0	0
Legal fees and expenses	(58,250)	(55,291)	(41,050)	(91,058)	(17,616)	(51,930)
Accounting fees and expenses	0	(4,488)	0	0	0	0
Filing fees and expenses	(1,676)	(2,724)	(2,263)	(2,638)	(1,250)	(3,648)
Miscelleanous	(3)	0	0	(143)	(28)	(48)

NET OPERATING INCOME / LOSS	(58,259)	(61,941)	(41,917)	(92,761)	(13,820)	(54,126)

OTHER INCOME (EXPENSE):
Interest expense	0	0	0	0	0	0
Income tax refund	0	0	0	0	0	221,313
Equity in operating earnings of AIC	0	(57,010)	0	0	0	(631,135)
Equity in unrealized losses of securities of AIC	0	(243,396)	0	0	0	(176,049)

TOTAL OTHER INCOME (EXPENSE)	0	(300,406)	0	0	0	(585,871)

NET INCOME (LOSS)	(58,259)	(362,347)	(41,917)	(92,761)	(13,820)	(639,997)

CASE NAME: Acceptance Insurance Companies Inc.
CASE NO: 05-80059	Form OPR-3
SOURCES AND USE OF CASH

	9/30/05	10/31/05	11/30/05	12/31/05	1/31/06	2/28/06
CASH DIFFERENCE:
Current ending cash balance	2,561	1,269	3,008	2,144	5,931	1,713
Less ending prior month balance	2,121	(2,561)	(1,269)	(3,008)	(2,144)	(5,931)

NET CASH INCREASE (DECREASE)	4,682	(1,292)	1,739	(864)	3,787	(4,218)

SOURCES OF CASH:
Net income (loss)	(58,259)	(362,347)	(41,917)	(92,761)	(13,820)	(639,997)
Equity in earnings and unrealized losses of AIC	0	300,406	0	0	0	807,184

Decrease in:
Receivables	0	0	0	0	0	0
Marketable securities	70,037	52,522	3,946	73,592	64,174	0
Increase in:
Post- petition debt	0	8,127	39,710	18,305	0	0
Pre-petition debt	0	0	0	0	0	0

TOTAL SOURCES OF CASH	11,778	(1,292)	1,739	(864)	50,354	167,187

USES OF CASH:
Increase in:
Receivables	0	0	0	0	0	0
Marketable securities	0	0	0	0	0	(163,545)
Decrease in:
Post- petition debt	(7,096)	0	0	0	(46,567)	(7,860)
Pre-petition debt	0	0	0	0	0	0

TOTAL USES OF CASH	(7,096)	0	0	0	(46,567)	(171,405)

NET CASH INCREASE (DECREASE)	4,682	(1,292)	1,739	(864)	3,787	(4,218)

CASE NAME: Acceptance Insurance Companies Inc.
CASE NO: 05-80059	SCHEDULE C
SCHEDULE OF POST PETITION

	9/30/05	10/31/05	11/30/05	12/31/05	1/31/06	2/28/06
TRADE ACCOUNTS PAYABLE	24,143	32,270	71,981	90,288	43,722	35,861
PAYROLL AND PAYROLL TAXES	0	0	0	0	0	0
TAXES PAYABLE	0	0	0	0	0	0

TOTAL POST PETITION DEBT	24,143	32,270	71,981	90,288	43,722	35,861